UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         November 5, 1996



                     nStor Technologies, Inc.

      (Exact name of registrant as specified in its charter)


                             DELAWARE

          (State or other jurisdiction of incorporation)



      0-8354                                    95-2094565
(Commission  File No.)                       (I.R.S. Employer
                                            Identification No.)



                        100 Century Blvd.
                  West Palm Beach, Florida 33417
      (Address and Zip Code of Principal Executive Offices)



                        (561) 640-3133
        Registrant's telephone number, including area code





                            IMGE, INC.
                 (Former name or former address,
                  if changed since last report)








ITEM 8.  CHANGE IN FISCAL YEAR


     On November 5, 1996, Registrant determined to change its fiscal year end from October 31 to December 31, effective January 1, 1997. This change will result in a two month transition period beginning November 1, 1996 and ending December 31, 1996, and thereafter a new fiscal year beginning January 1, 1997 and ending December 31, 1997. The report covering the transition period will be filed on Form 10-Q and will contain financial statements which are not audited.









                            SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         nSTOR TECHNOLOGIES, INC.

                            /s/  Mark Levy
                         _________________________
                         Mark Levy, President






     Date:  November 15, 1996